[LETTERHEAD OF KRAMER LEVIN NAFTALIS & FRANKEL LLP]




                                  April 1, 1999





Guinness Flight Investment Funds
225 South Lake Avenue
Suite 777
Pasadena, California 91101


     Re:     Guinness Flight Investment Funds
             Post-Effective Amendment No. 20 to
             Registration Statement on Form N-1A
             File No.33-75340; ICA No. 811-8360
             ----------------------------------



Dear Gentlemen:

          We hereby consent to the reference of our firm as Counsel in this Registration Statement on Form N-1A.

                                  Very truly yours,


                                  /s/Kramer Levin Naftalis & Frankel LLP